BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (Percentages shown based on Fund net assets)	July 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(a) - 62.1%
CD Mortgage Trust, 2016-CD2 C	3.981%	11/10/49	7,415,000		$6,588,456	(b)
Citigroup Commercial Mortgage Trust, 2013-GC17 C	5.101%	11/10/46	5,320,000		5,182,609	(b)
Citigroup Commercial Mortgage Trust, 2014-GC23 D	4.482%	7/10/47	1,840,000		1,701,602	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018- HRP2 B1 (1 mo. USD LIBOR + 4.200%)	6.459%	2/25/47	7,597,000		7,708,604	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019- HRP1 M3 (1 mo. USD LIBOR + 2.250%)	4.509%	2/25/49	5,660,000		5,400,448	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	8.009%	7/25/29	2,410,000		2,637,457	(b)
Federal National Mortgage Association (FNMA) - CAS, 2017-C04 2M2C (1 mo. USD LIBOR + 2.850%)	5.109%	11/25/29	2,518,333		2,570,021	(b)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.409%	2/25/30	1,752,404		1,809,630	(b)
Federal National Mortgage Association (FNMA) - CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	6.609%	4/25/31	3,600,000		3,657,442	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2019-R02 1B1 (1 mo. USD LIBOR + 4.150%)	6.409%	8/25/31	3,800,000		3,803,025	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2019-R04 2B1 (1 mo. USD LIBOR + 5.250%)	7.509%	6/25/39	6,645,423		6,804,086	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	6.359%	7/25/39	3,880,080		3,871,112	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2019-R06 2B1 (1 mo. USD LIBOR + 3.750%)	6.009%	9/25/39	4,820,000		4,642,530	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	5.659%	10/25/39	4,015,000		3,864,358	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2020-SBT1 1M2 (1 mo. USD LIBOR + 3.650%)	5.909%	2/25/40	7,000,000		6,862,874	(b)(c)
Federal National Mortgage Association (FNMA) - CAS, 2020-SBT1 2M2 (1 mo. USD LIBOR + 3.650%)	5.909%	2/25/40	3,500,000		3,448,542	(b)(c)
IM Pastor FTA, 4 B (3 mo. EURIBOR + 0.190%)	0.012%	3/22/44	8,300,000	EUR	4,599,584	(b)(d)
IM Pastor FTH, 3 B (3 mo. EURIBOR + 0.290%)	0.112%	3/22/43	8,800,000	EUR	5,641,638	(b)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C28 C	4.143%	10/15/48	4,080,000		3,823,410	(b)
LSTAR Commercial Mortgage Trust, 2017-5 D	4.675%	3/10/50	5,725,000		4,791,936	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C15 D	4.891%	4/15/47	2,450,000		2,323,997	(b)(c)

See Notes to Schedule of Investments.

BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report	1

BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	July 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(a) - (continued)
Wells Fargo Commercial Mortgage Trust, 2012-LC5 D	4.727%	10/15/45	1,605,614	$1,601,514	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.083%	5/15/48	2,605,000	2,306,310	(b)
Wells Fargo Commercial Mortgage Trust, 2019-C51 D	3.000%	6/15/52	3,689,000	2,796,270	(c)
Wells Fargo Commercial Mortgage Trust, 2020-C57 D	2.500%	8/15/53	2,738,000	1,987,593	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $106,770,471)				100,425,048

ASSET-BACKED SECURITIES - 20.6%
American Credit Acceptance Receivables Trust, 2019-3 F	5.420%	5/12/26	5,355,000	5,320,513	(c)
American Credit Acceptance Receivables Trust, 2020-4 F	5.220%	8/13/27	1,300,000	1,276,483	(c)
Atrium XIV LLC, 14A E (3 mo. USD LIBOR + 5.650%)	8.390%	8/23/30	1,635,000	1,447,935	(b)(c)
BlueMountain CLO XXII Ltd., 2018-22A C (3 mo. USD LIBOR + 1.950%)	4.462%	7/15/31	5,190,000	4,820,060	(b)(c)
Exeter Automobile Receivables Trust, 2019-2A E	4.680%	5/15/26	2,000,000	2,003,821	(c)
Neuberger Berman Loan Advisers CLO 26 Ltd., 2017-26A D (3 mo. USD LIBOR + 2.650%)	5.390%	10/18/30	3,195,000	3,014,594	(b)(c)
Neuberger Berman Loan Advisers CLO 29 Ltd., 2018-29A D (3 mo. USD LIBOR + 3.100%)	5.838%	10/19/31	5,480,000	5,193,827	(b)(c)
Westlake Automobile Receivables Trust, 2020-3A D	1.650%	2/17/26	3,000,000	2,888,200	(c)
Westlake Automobile Receivables Trust, 2021-1A E	2.330%	8/17/26	3,000,000	2,776,899	(c)
Westlake Automobile Receivables Trust, 2021-2A E	2.380%	3/15/27	5,000,000	4,619,089	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $35,181,638)				33,361,421

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.8%
U.S. Government Obligations - 6.8%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield-0.075%) (Cost - $10,970,980)	2.461%	4/30/24	10,980,000	10,992,562	(b)

CORPORATE BONDS & NOTES - 4.9%
ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	1,605,000	1,531,612	(c)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	2,370,000	2,316,829	(c)

TOTAL ENERGY				3,848,441

See Notes to Schedule of Investments.

2	BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report

BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	July 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 0.6%
Thrifts & Mortgage Finance - 0.6%
Freedom Mortgage Corp., Senior Notes	8.250%	4/15/25	1,120,000	$1,005,430	(c)

HEALTH CARE - 0.6%
Pharmaceuticals - 0.6%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,060,000	1,040,538

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.8%
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	1,230,000	1,238,013	(c)

Machinery - 0.5%
HTA Group Ltd., Senior Notes	7.000%	12/18/25	935,000	830,112	(d)

TOTAL INDUSTRIALS				2,068,125

TOTAL CORPORATE BONDS & NOTES (Cost - $8,234,565)				7,962,534

			SHARES
COMMON STOCKS - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Danimer Scientific Inc. (Cost - $2,409,899)			37,903	175,112	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $163,567,553)				152,916,677

	RATE
SHORT-TERM INVESTMENTS - 2.5%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost - $3,982,841)	1.553%		3,982,841	3,982,841	(e)

TOTAL INVESTMENTS - 97.0% (Cost - $167,550,394)				156,899,518
Other Assets in Excess of Liabilities - 3.0%				4,864,311

TOTAL NET ASSETS - 100.0%				$161,763,829

See Notes to Schedule of Investments.

BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report	3

BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2022

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2022, the total market value of investments in Affiliated Companies was $3,982,841 and the cost was $3,982,841 (Note 2).

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities
CLO	— Collateralized Loan Obligation
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

At July 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 10-Year Notes	108	9/22	$12,991,552	$13,083,188	$91,636
U.S. Treasury Ultra Long-Term Bonds	131	9/22	20,615,246	20,738,938	123,692

					215,328

Contracts to Sell:
E-mini Nasdaq 100 Index	35	9/22	8,242,381	9,080,050	(837,669)
E-mini Russell 2000 Index	97	9/22	8,192,926	9,143,705	(950,779)
E-mini S&P 500 Index	42	9/22	8,109,325	8,680,350	(571,025)
Euro-Bobl	68	9/22	8,497,762	8,886,888	(389,126)

See Notes to Schedule of Investments.

4	BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report

BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2022

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell (continued)
Euro-Bund	60	9/22	$8,908,684	$9,666,958	$(758,274)
					(3,506,873)

Net unrealized depreciation on open futures contracts					$(3,291,545)

At July 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	123,400,000	USD	4,163,293	JPMorgan Chase & Co.	8/9/22	$(40,431)
USD	4,211,748	TWD	123,400,000	JPMorgan Chase & Co.	8/9/22	88,886
USD	6,281,841	CNH	42,740,000	Barclays Bank PLC	8/11/22	(50,484)
CNH	28,350,000	USD	4,153,943	HSBC Securities Inc.	8/11/22	46,371
USD	4,201,161	CNH	28,350,000	HSBC Securities Inc.	8/11/22	847
CNH	9,790,000	USD	1,462,190	UBS Securities LLC	8/11/22	(11,711)
USD	3,238,480	GBP	2,720,000	Barclays Bank PLC	8/25/22	(75,966)
USD	4,106,062	GBP	3,280,000	HSBC Securities Inc.	8/25/22	109,229
GBP	3,280,000	USD	4,053,932	UBS Securities LLC	8/25/22	(57,100)
USD	3,252,633	AUD	4,770,000	Barclays Bank PLC	9/7/22	(82,426)
AUD	6,020,000	USD	4,246,111	JPMorgan Chase & Co.	9/7/22	(37,083)
USD	4,312,066	AUD	6,020,000	JPMorgan Chase & Co.	9/7/22	103,038
USD	3,245,856	KRW	4,230,000,000	Citibank N.A.	9/13/22	(12,538)
USD	10,799,042	EUR	10,540,000	Barclays Bank PLC	11/2/22	(47,975)
EUR	4,130,000	USD	4,243,408	HSBC Securities Inc.	11/2/22	6,893

Total						$(60,450)

Abbreviation(s) used in this table:

AUD	— Australian Dollar
CNH	— Chinese Offshore Yuan
EUR	— Euro
GBP	— British Pound
KRW	— South Korean Won
TWD	— Taiwan Dollar
USD	— United States Dollar

See Notes to Schedule of Investments.

BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report	5

BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2022

At July 31, 2022, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JULY 31, 2022[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$6,115,000	12/20/22	0.367%	1.000% quarterly	$15,329	$(20,354)	$35,683

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.38 Index	$16,503,300	6/20/27	5.000% quarterly	$(190,151)	$393,994	$(584,145)

See Notes to Schedule of Investments.

6	BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report

BRANDYWINEGLOBAL - ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2022

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

BrandywineGLOBAL - Alternative Credit Fund 2022 Quarterly Report	7

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

8

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

9

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Collateralized Mortgage Obligations	—	$100,425,048	—	$100,425,048
Asset-Backed Securities	—	33,361,421	—	33,361,421
U.S. Government & Agency Obligations	—	10,992,562	—	10,992,562
Corporate Bonds & Notes	—	7,962,534	—	7,962,534
Common Stocks	$175,112	—	—	175,112

Total Long-Term Investments	175,112	152,741,565	—	152,916,677

Short-Term Investments†	3,982,841	—	—	3,982,841

Total Investments	$4,157,953	$152,741,565	—	$156,899,518

Other Financial Instruments:
Futures Contracts††	$215,328	—	—	$215,328
Forward Foreign Currency Contracts††	—	$355,264	—	355,264
OTC Credit Default Swaps on Corporate Issues - Sell Protection‡	—	15,329	—	15,329

Total Other Financial Instruments	$215,328	$370,593	—	$585,921

Total	$4,373,281	$153,112,158	—	$157,485,439

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$3,506,873	—	—	$3,506,873
Forward Foreign Currency Contracts††	—	$415,714	—	415,714
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection††	—	584,145	—	584,145

Total	$3,506,873	$999,859	—	$4,506,732

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

10

Notes to Schedule of Investments (unaudited) (continued)

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2022. The following transactions were effected in such company for the period ended July 31, 2022.

	Affiliate Value at October 31, 2021	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$10,033,599	$184,288,231	184,288,231	$190,338,989	190,338,989

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$23,539	—	$3,982,841

11